Related Party Transactions	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions

Note 6 – Related Party Transactions

Common Stock

On June 18, 2019, the Company issued 350,000 shares of immediately vested common stock for cash proceeds of $350 in connection with services provided to the Company. The shares were issued to an immediate family member of one of the Company’s members of management who is also a principal owner. The shares had an issuance date fair value of $1.50 per share, or $525,000 in total. As a result, the Company recognized stock-based compensation expense of $524,650 on the date of issuance.